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                                                                    Exhibit 99.1


     STATEMENT UNDER OATH OF CHIEF EXECUTIVE OFFICER REGARDING FACTS AND
                CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Thomas L. Reece, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Dover Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o    Annual Report of Dover Corporation on Form 10-K for the year ended
              December  31,  2001,   filed  with  the  Securities  and  Exchange
              Commission (the "Commission") on March 1, 2002;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Dover Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    any amendments to any of the foregoing.




/s/ Thomas L. Reece                            Subscribed and sworn to
-------------------                            before me this 12th day of
Thomas L. Reece                                               ----
                                               August, 2002.
                                               ------


Date: August 12, 2002
      ---------------
                                               /s/ Caryl Keyloun
                                               -----------------
                                               Notary Public

                                               My commission expires:
                                               September 29, 2005
                                               ------------------